Exhibit 10.2

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of July 11, 2016, among Atlas Resource Partners, L.P., a Delaware limited partnership (“ARP”), Atlas Resource Partners Holdings, LLC, a Delaware limited liability company (“Holdings”), Atlas Resource Finance Corporation, a Delaware corporation (“FinCo” and, together with Holdings, each, an “Issuer” and, together, the “Issuers”), the subsidiary guarantors of the Notes (as defined below) listed on Schedule I hereto (collectively with ARP, the “Guarantors”), each of the beneficial owners or investment managers for beneficial owners of the 7.75% Senior Notes (as defined below) that are signatories hereto (the “Forbearing 7.75% Holders”) and each of the beneficial owners or investment managers for beneficial owners of the 9.25% Senior Notes (as defined below) that are signatories hereto (the “Forbearing 9.25% Holders” and, together with the Forbearing 7.75% Holders, the “Forbearing Holders”).

RECITALS

WHEREAS, pursuant to that certain Indenture, dated as of January 23, 2013, by and among ARP, the Issuers, the subsidiary guarantors named therein and U.S. Bank National Association, in its capacity as indenture trustee (in such capacity, the “7.75% Trustee”), as amended, restated, supplemented or otherwise modified prior to the date hereof (the “7.75% Senior Notes Indenture”), the Issuers have issued 7.75% senior unsecured notes due 2021 (the “7.75% Senior Notes”) in the aggregate outstanding principal amount of $354,728,000 as of June 30, 2016, and each Forbearing 7.75% Holder holds 7.75% Senior Notes in the principal amount listed below its name on the signature pages hereto (the “Forbearing 7.75% Notes”), which, in the aggregate amount to more than 75% of the aggregate principal amount of the outstanding 7.75% Senior Notes.

WHEREAS, pursuant to that certain Indenture, dated as of July 30, 2013, by and among ARP, the Issuers, the subsidiary guarantors named therein and U.S. Bank National Association, in its capacity as successor indenture trustee (in such capacity the “9.25% Trustee”; together with the 7.75% Trustee, the “Trustees” and each, a “Trustee”), as amended, restated, supplemented or otherwise modified prior to the date hereof (the “9.25% Senior Notes Indenture” and, together with the 7.75% Senior Notes Indenture, the “Indentures”), the Issuers have issued 9.25% senior unsecured notes due 2021 (the “9.25% Senior Notes” and, together with the 7.75% Senior Notes, the “Notes”) in the aggregate outstanding principal amount of $312,935,000 as of June 30, 2016, and each Forbearing 9.25% Holder holds 9.25% Senior Notes in the principal amount listed below its name on the signature pages hereto (the “Forbearing 9.25% Notes” and, together with the Forbearing 7.75% Notes, the “Forbearing Notes”), which, in the aggregate amount to more than 75% of the aggregate principal amount of the outstanding 9.25% Senior Notes.

WHEREAS, pursuant to Section 3.04(c)(ii) of that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2013 by and among ARP, the lenders from time to time party thereto, and Wells Fargo Bank, N.A., as amended, restated, supplemented or otherwise modified prior to the date hereof (the “First Lien Credit Agreement”), ARP is required to mandatorily prepay a portion of the outstanding loans thereunder on or prior to July 11, 2016 in accordance with Section 3.04(c)(ii) of the First Lien Credit Agreement (the “Subject Deficiency

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Installment”).

WHEREAS, ARP has notified the Forbearing Holders that it will not prepay the Subject Deficiency Installment on or prior to July 11, 2016 and the Forbearing Holders assert and the Issuers agree that the failure to so prepay the Subject Deficiency Installment constitutes an Event of Default under Section 6.01(vi) of each of the Indentures (collectively, the “Specified Default”).

WHEREAS, the Issuers have requested that the Forbearing Holders agree to forbear, and the Forbearing Holders have agreed to forbear, from exercising their rights and remedies under the applicable Indenture, including without limitation, declaring an acceleration of the applicable Notes thereunder, with respect to the Specified Default for the period, and on the terms and conditions, specified herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Acknowledgement and Reaffirmation. Each of the Issuers hereby acknowledges and agrees, with respect to the Forbearing Holders only, that:

(a) The Specified Default shall constitute an Event of Default under each of the Indentures; and

(b) the obligations of such Issuer (i) to the Forbearing 7.75% Holders under the 7.75% Senior Notes Indenture and the 7.75% Senior Notes, (ii) to the Forbearing 9.25% Holders under the 9.25% Senior Notes Indenture and the 9.25% Senior Notes and (iii) to the Forbearing Holders hereunder constitute valid and continuing obligations of such Issuer that are not subject to any credits, offsets, defenses, claims, counterclaims, set-offs or adjustments of any kind.

2. Forbearance.

(a) Subject to the terms and conditions set forth herein, from the Effective Date (as defined below) through the earliest of (i) the occurrence of any Event of Default (other than the Specified Default) under the applicable Indentures, (ii) any holder of the applicable series of Notes (other than the Forbearing Holders) or any agent, trustee or representative on behalf of any such holders shall commence a legal proceeding against the Issuers or set off against any of their respective property, in each case, with respect to enforcement of the Indentures or the obligations thereunder, (iii) failure of ARP to enter into or perform under any of the following: (x) that certain engagement agreement, dated as of May 10, 2016, between Centerview Partners LLC, ARP (on behalf of itself and its subsidiaries), and Akin Gump Strauss Hauer & Feld LLP, (y) that certain engagement letter, dated as of June 14, 2016, among PJT Partners, LP, Latham & Watkins LLP, and ARP (on behalf of itself and its subsidiaries), and (z) that certain fee letter, dated as of June 14, 2016, between Latham & Watkins LLP and ARP (on behalf of itself and its subsidiaries), by July 15, 2016 and (iv) July 27, 2016 (from the date hereof until the earliest  of such occurrence being the “Forbearance Period” and the earlier of each of the events in (i)-(iv) being a “Termination

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Event”), the Forbearing Holders hereby agree to forbear from exercising any and all rights or remedies, whether at law, in equity, by agreement or otherwise, available to the Forbearing Noteholders under the Indentures or otherwise.

(b) Upon the occurrence of a Termination Event, the agreement of the Forbearing Noteholders hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which each Issuer irrevocably and unconditionally waives. For the avoidance of doubt, each Issuer agrees and acknowledges that, following a Termination Event, any or all of the Forbearing Noteholders or Trustees can take any action permitted under the applicable Indenture or applicable law, and exercise any and all rights and remedies thereunder, in each case, without regard to this Agreement.

(c)          Any agreement to extend the Forbearance Period, if any, with respect to any Forbearing Noteholder shall be in the sole discretion of such Forbearing Noteholder and must be set forth in writing and signed by a duly authorized signatory of such Forbearing Noteholder, it being understood that the effectiveness of any such extension shall be subject to obtaining the consent of the beneficial owners (or investment managers for the beneficial owners) of a majority of the aggregate principal amount of 7.75% Senior Notes or 9.25% Senior Notes, as applicable, outstanding under the applicable Indenture.

(d)          Notwithstanding anything to the contrary herein, each Issuer acknowledges and agrees that none of the Forbearing Noteholders, nor the Trustees, has made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the Specified Default may be resolved or (iii) any additional forbearance, waiver, consent, restructuring or other accommodations.

(e)          The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that any Forbearing Noteholder or the Trustee may be entitled to take or bring in order to enforce its rights and remedies against the Issuers to the fullest extent permitted by law, are tolled and suspended during the Forbearance Period.

3. No Waiver of Rights or Remedies. The Forbearing Holders and the Issuers agree that, other than as expressly set forth herein with respect to the Specified Default, nothing in this Agreement, or the performance by the Forbearing Holders of their obligations hereunder, constitutes or shall be deemed to constitute a waiver of, or otherwise reduce, affect or otherwise impair, any of the rights or remedies available to the Forbearing Holders under the Indentures, as applicable, or any applicable law, all of which are hereby expressly reserved.

4. Representations and Warranties of the Issuers.  Each of the Issuers and (except as otherwise noted below in this Section 4) each Guarantor hereby represents and warrants to the Forbearing Holders that:

(a) In the case of the Issuers, as of the date hereof, other than with respect to

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the Specified Default, no Default or Event of Default exists under any Indenture;

(b) Such Issuer or such Guarantor, as applicable, has the power, and has been duly authorized by all requisite action, to execute, deliver and perform this Agreement;

(c) This Agreement has been duly executed and delivered by such Issuer or such Guarantor, as applicable;

(d) This Agreement is the legal, valid and binding obligation of such Issuer or such Guarantor, as applicable, enforceable against such Issuer in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and subject to general equitable principles which may limit the right to obtain equitable remedies; and

(e) The execution, delivery and performance by such Issuer or such Guarantor, as applicable, of this Agreement do not and will not: (i) contravene the terms of any of such Issuer's or such Guarantor’s (as applicable) organizational documents; (ii) conflict with or result in any breach or contravention of, or result in or require the creation of any lien under, or require any payment to be made under (A) any material contractual obligation to which such Issuer or such Guarantor, as applicable, is a party or affecting such Issuer or such Guarantor, as applicable, or the properties of such Issuer or such Guarantor, as applicable, or any of its subsidiaries or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Issuer or such Guarantor, as applicable, or its property is subject; or (iii) violate any applicable law or court order. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental or regulatory authority or any other person or entity is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Issuer or such Guarantor, as applicable, of this Agreement.

           5. Representations and Warranties of the Forbearing Holders.  Each of the Forbearing Holders hereby represents and warrants, severally and not jointly, to the Issuers that:

(a)  As of the date hereof, such Forbearing Holder is the beneficial owner of Forbearing Notes in the principal amounts listed below its name on the signature pages hereto;

(b)Such Forbearing Holder has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement;

(c) This Agreement has been duly executed and delivered by such Forbearing Holder; and

(d) This Agreement is the legal, valid and binding obligation of such Forbearing Holder, enforceable against such Forbearing Holder in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and subject to general equitable principles which may limit the right to obtain equitable remedies.

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           6.Actions by Trustee. Promptly upon execution of this Agreement, the Forbearing Holders will deliver to the applicable Trustee the letter of direction attached hereto as Exhibit A (the “Letter of Direction”) and, during the Forbearance Period, will not withdraw or modify the Letter of Direction or issue contrary directions to such Trustee.

            7. Ratification of Liabilities, etc.

(a)Each of the Issuers hereby acknowledges and agrees that as of June 30, 2016, the aggregate outstanding principal amount of the Notes was $667,663,000, broken down as follows:

Principal of 7.75% Senior Notes:	$354,728,000
Principal of 9.25% Senior Notes:	$312,935,000

The foregoing amounts may not include all interest, fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Indentures and the Notes.  The Issuers do not have any rights of offset, set-off, defenses, claims or counterclaims with respect to any of their respective obligations under the Notes and the Indentures.

(b) Each of the Issuers hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, in each case contingent or otherwise, under the Indentures and Notes.

8. Effectiveness.   The agreement of the Forbearing Holders and the Issuers hereunder shall become effective as of the date (the “Effective Date”) when the Issuers and the Forbearing Holders shall have received counterparts of this Agreement duly executed by the Issuers and each Forbearing Holder; provided that other holders or beneficial owners of Notes (or investment managers for such holders or beneficial owners) may execute this Agreement after the Effective Date, in which case such holders or beneficial owners shall be Forbearing Holders with the same rights and responsibilities as the Forbearing Holders who executed this Agreement on the Effective Date; provided, further, that any transferees, pursuant to Section 16 hereof, shall be Forbearing Holders with the same rights and responsibilities as the Forbearing Holders who executed this Agreement on the Effective Date.

           9. Release.  In consideration of, among other things, each Forbearing Holder's execution and delivery of this Agreement and the Letter of Direction, each of the Issuers and the Guarantors, on behalf of itself and its agents, representatives, officers, directors, members, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, the “Releasor”), hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as defined herein) from any and all claims (including, without limitation, cross claims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the “Claims”), that the Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now

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existing or hereafter arising, whether arising at law or in equity, against such Forbearing Holder in any capacity and its affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws) and each and all of the officers, affiliates, directors, members, employees, agents, attorneys and other representatives of each of the foregoing and each of their respective successors and assigns (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Effective Date, that relate to, arise out of or otherwise are in connection with any actions or omissions in connection with the Notes or the Indentures; provided, however, that such Issuer or Guarantor, as applicable, shall not be deemed to have released any Claims arising under this Agreement.  In entering into this Agreement, each Issuer and Guarantor, as applicable, consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees (except for the representations, acts and/or omissions made by and/or contemplated of the Forbearing Holders in this Agreement) and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section 9 shall survive the termination of this Agreement, the Indentures and payment in full or exchange of the Notes.

10. Amendments.  No provision of this Agreement may be amended, modified, waived or supplemented, except as agreed to by the parties hereto in a written agreement executed by ARP, the Issuers, funds or accounts managed, advised, or sub-advised by GSO Capital Partners LP or its affiliates (“GSO Funds”), Forbearing Holders who, together with GSO Funds, beneficially own a majority in aggregate outstanding principal amount of the 7.75% Senior Notes, and Forbearing Holders who, together with GSO Funds, beneficially own a majority in aggregate outstanding principal amount of the 9.25% Senior Notes, and, solely in the case of amendments to Section 9 hereof, the Guarantors that are subsidiaries of ARP and are directly affected thereby; provided that GSO Funds shall have executed such written agreement.  For the avoidance of doubt, no provision of this Agreement shall impair or in any way limit the ability of any beneficial owner of the Notes (including any Forbearing Holder) to agree to forbear from exercising any and all rights or remedies available to such beneficial owner under the Indentures.

11.Non-Disclosure.  Neither ARP nor the Issuers shall, and ARP and the Issuers hereby agree that they will not, share the identity of any of the Forbearing Holders or the amount of the Notes held by each of the Forbearing Holders with any person or entity and that each of ARP and the Issuers shall keep such information confidential, except as may be required by a court of competent jurisdiction, a governmental authority or a validly issued subpoena (and each of the Issuers and ARP represents and warrants that it is not aware of any such requirement as of the date of this Agreement), in which case ARP and the Issuers shall promptly notify the Forbearing Holders thereof to the extent not prohibited by applicable law.  Subject to the immediately following sentence, neither ARP nor the Issuers shall make any public disclosure of this Agreement or its contents other than summary disclosure on Current Report on Form 8-K and a press release.  ARP and each of the Issuers agree that, unless otherwise required by applicable law (and each of the Issuers and ARP represents and warrants that it is not aware of any such requirement as of the date of this Agreement) (in which case ARP and the Issuers shall promptly notify the Forbearing Holders thereof to the extent not prohibited by applicable law), they shall not file this Agreement with the Securities and Exchange Commission until ARP files a Quarterly

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Report on Form 10-Q for the quarter ended September 30, 2016.

12.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Facsimile or electronically transmitted signature pages shall constitute originals for all purposes.

13.APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  In connection with any legal suit or proceeding arising with respect to this Agreement and the transactions contemplated hereby, each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the applicable New York state court located in the Borough of Manhattan, New York County and agrees to venue in such courts.

14.Entirety. This Agreement, the Indentures and any confidentiality or non-disclosure agreements entered into between ARP and any of the Forbearing Holders (the “Confidentiality Agreements”) embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  This Agreement, together with the Indentures and the Confidentiality Agreements, represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. In the event there is a conflict between this Agreement and the Indentures, this Agreement shall control.

15.Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability  of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16. Successors and Assigns; Transfers. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns. The Forbearing Holders may transfer all or any of their Forbearing Notes at any time during the Forbearance Period; provided that such transferee must agree in writing with the Issuers, as a condition to such transfer, to be bound by all of the provisions of this Agreement. Any such transferee taking Forbearing Notes pursuant to the foregoing shall be considered a Forbearing Holder as if it had been an original signatory to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ARP:

ATLAS RESOURCE PARTNERS, L.P.

By:/s/ Jeffrey M. Slotterback

Name:Jeffrey M. Slotterback

Title:Chief Financial Officer

ISSUERS:

Atlas Resource Partners Holdings, LLC, a Delaware limited liability company

Atlas RESOURCE Finance Co., a Delaware corporation

By:/s/ Jeffrey M. Slotterback

Name:Jeffrey M. Slotterback

Title:Chief Financial Officer

SUBSIDIARY GUARANTORS:

ATLAS ENERGY COLORADO, LLC

ATLAS ENERGY INDIANA, LLC

ATLAS ENERGY OHIO, LLC

ATLAS ENERGY TENNESSEE, LLC

ATLAS NOBLE, LLC

ATLAS RESOURCES, LLC

REI-NY, LLC

RESOURCE ENERGY, LLC

RESOURCE WELL SERVICES, LLC

VIKING RESOURCES, LLC

ARP BARNETT, LLC

ATLAS BARNETT, LLC

ARP MOUNTAINEER PRODUCTION, LLC

ARP PRODUCTION COMPANY, LLC

ARP RANGELY PRODUCTION, LLC

ARP EAGLE FORD, LLC

By:   /s/ Jeffrey M. Slotterback

Name: Jeffrey M. Slotterback

Title:   Chief Financial Officer

ARP BARNETT PIPELINE, LLC

By: ARP Barnett, LLC, its Sole Member

By: Atlas Resource Partners Holdings, LLC, its Sole

Member

By:   /s/ Jeffrey M. Slotterback

Name: Jeffrey M. Slotterback
Title:   Chief Financial Officer

ATLAS PRODUCTION COMPANY, LLC

By:ARP Production Company, LLC, its Sole Member

By:Atlas Resource Partners Holdings, LLC, its Sole
Member

By:   /s/ Jeffrey M. Slotterback

Name:  Jeffrey M. Slotterback
Title:    Chief Financial Officer

FORBEARING HOLDERS:

BLACKSTONE/GSO STRATEGIC CREDIT FUND

By:/s/ Maria Beeney

Name:  Maria Beeney

Title: Authorized Signatory

Aggregate Principal Amount of 7.75% Senior Notes: $2,550,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $1,800,000.00______________________

FORBEARING HOLDERS:

GSO ENERGY MARKET OPPORTUNITIES FUND LP

By:/s/ Maria Beeney

Name:  Maria Beeney

Title: Authorized Signatory

Aggregate Principal Amount of 7.75% Senior Notes: $10,331,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $6,961,000.00______________________

FORBEARING HOLDERS:

COBBS CREEK LLC

By: FS Investment Corporation II, as Sole Member

By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:/s/ Maria Beeney

Name:  Maria Beeney

Title: Authorized Signatory

Aggregate Principal Amount of 7.75% Senior Notes: $7,535,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $2,264,000.00______________________

FORBEARING HOLDERS:

BERWYN FUNDING LLC

By: FS Energy and Power Fund, as Sole Member

By: GSO Capital Partners LP, as Sub-Adviser

By:/s/ Maria Beeney

Name:  Maria Beeney

Title: Authorized Signatory

Aggregate Principal Amount of 7.75% Senior Notes: $28,285,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $24,460,000.00______________________

FORBEARING HOLDERS:

BURHOLME FUNDING LLC

By: FS Investment Corporation III, as Sole Member

By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:/s/ Maria Beeney

Name:  Maria Beeney

Title: Authorized Signatory

Aggregate Principal Amount of 7.75% Senior Notes: $1,000,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $0.00______________________

FORBEARING HOLDERS:

OMEGA CHARITABLE PARTNERSHIP, LP

By: Omega Associates, LLC, its General Partner

By:/s/ Edward Levy

Name:  Edward Levy

Title: Member & Authorized Person

Aggregate Principal Amount of 7.75% Senior Notes: $16,000,000_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $13,000,000______________________

FORBEARING HOLDERS:

AG DIVERSIFIED CREDIT STRATEGIES MASTER LP

By:/s/ Maureen D’Alleva

Name:  Maureen D’Alleva

Title: Authorized Signatory

Aggregate Principal Amount of 7.75% Senior Notes: $14,430,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $0______________________

FORBEARING HOLDERS:

AG GLOBAL DEBT STRATEGY PARTNERS, L.P.

By:/s/ Maureen D’Alleva

Name:  Maureen D’Alleva

Title: Authorized Signatory

Address:245 Park Avenue, 26th Floor

New York, New York 10167

Aggregate Principal Amount of 7.75% Senior Notes: $8,612,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $0______________________

FORBEARING HOLDERS:

AG KAISER PERMANENTE GROUP TRUST

By:/s/ Maureen D’Alleva

Name:  Maureen D’Alleva

Title: Authorized Signatory

Address:245 Park Avenue, 26th Floor

New York, New York 10167

Aggregate Principal Amount of 7.75% Senior Notes: $3,030,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $0______________________

FORBEARING HOLDERS:

ATLANTIC TRUST COMPANY

By:/s/ Chris Linder

Name:  Chris Linder

Title: Senior Vice President

Address:1700 Lincoln Street

Suite 2550

Denver, CO 80203

Email:clinder@atlantictrust.com

Aggregate Principal Amount of 7.75% Senior Notes: $6,976,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $26,274,000.00______________________

FORBEARING HOLDERS:

Fir Tree Inc. (on behalf of its investment funds under Management)

By:/s/ Evan Lederman

Name:  Evan Lederman

Title: Authorized Person

Aggregate Principal Amount of 7.75% Senior Notes: $43,800,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $66,600,000.00

FORBEARING HOLDERS:

FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER ON BEHALF OF CERTAIN FUNDS AND ACCOUNTS

By:/s/ Glenn Voyles

Name:  Glenn Voyles

Title: Vice President

Address:One Franklin Parkway

San Mateo, CA 94403

Email:glenn.voyles@franklintempleton.com

Aggregate Principal Amount of 7.75% Senior Notes: $43,900,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $35,000,000.00______________________

FORBEARING HOLDERS:

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, on behalf of certain entities managed, advised, or sub-advised by it and not in its individual capacity

By:/s/ Kevin M. Robinson

Name:  Kevin M. Robinson

Title: Attorney-in-Fact

Aggregate Principal Amount of 7.75% Senior Notes: $36,437,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $39,264,000.00______________________

FORBEARING HOLDERS:

SECURITY INVESTORS, LLC, on behalf of certain entities managed, advised, or sub-advised by it and not in its individual capacity

By:/s/ Amy J. Lee

Name:  Amy J. Lee

Title: Senior Vice President and Secretary

Aggregate Principal Amount of 7.75% Senior Notes: $2,275,000_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $1,875,000______________________

JNL/PPM AMERICA HIGH YIELD BOND FUND

By: PPM AMERICA, INC., as sub-adviser and not in its individual capacity

By:/s/ Scott Richards

Name:  Scott Richards

Title: Senior managing Director

Aggregate Principal Amount of 7.75% Senior Notes: $3,000,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $8,161,000.00______________________

EASTSPRING INVESTMENTS – U.S. HIGH YIELD BOND FUND

By: PPM AMERICA, INC., as sub-manager and not in its individual capacity

By:/s/ Curt Burns

Name:  Curt Burns

Title: Managing Director

Aggregate Principal Amount of 9.25% Senior Notes: $12,054,000_______________

SILVER ROCK FINANCIAL LP

By:/s/ Michael W. Skarda

Name:  Michael W. Skarda

Title: General Counsel

Address:2425 Olympic Blvd., Suite 4060 W.

Santa Monica, CA 90404

Email:mskarda@silver-rock.com

Aggregate Principal Amount of 7.75% Senior Notes: $39,838,000.00_______________________

Aggregate Principal Amount of 9.25% Senior Notes: $6,585,000.00______________________

SCHEDULE I

GUARANTORS:

ATLAS ENERGY COLORADO, LLC

ATLAS ENERGY INDIANA, LLC

ATLAS ENERGY OHIO, LLC

ATLAS ENERGY TENNESSEE, LLC

ATLAS NOBLE, LLC

ATLAS RESOURCES, LLC

REI-NY, LLC

RESOURCE ENERGY, LLC

RESOURCE WELL SERVICES, LLC

VIKING RESOURCES, LLC

ARP BARNETT, LLC

ATLAS BARNETT, LLC

ARP MOUNTAINEER PRODUCTION, LLC

ARP PRODUCTION COMPANY, LLC

ARP RANGELY PRODUCTION, LLC

ARP EAGLE FORD, LLC

ARP BARNETT PIPELINE, LLC

ATLAS PRODUCTION COMPANY, LLC